UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2006



                             PYR Energy Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                   001-15511                95-4580642
           --------                   ---------                ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
                                  of incorporation)        Identification No.)


                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


                                 Not Applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 22, 2006, PYR Energy Corporation (the "Company") issued a public release disclosing information regarding the Company's results of operation and financial condition for the year ended August 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. In addition, on November 22, 2006, the Company issued a press release entitled "PYR Energy Reports Increased Reserves and Provides Operational Update for Fiscal Year August 31, 2006". A copy of this press release is furnished herewith as Exhibit 99.2.

The information in Section 2.02 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Section 2.02 of this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

As disclosed in Item 2.02 above, on November 22, 2006, the Company issued two press releases, which are attached as Exhibit 99.1 and Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.          Description
-----------          -----------
99.1                 Press Release issued November 22, 2006.
99.2                 Press Release issued November 22, 2006.

                                      *****

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 22, 2006                      PYR ENERGY CORPORATION



                                              By: /s/ Kenneth R. Berry, Jr.
                                              -----------------------------
                                              Kenneth R. Berry, Jr.
                                              Chief Executive Officer and
                                              President

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
99.1                       Press Release issued November 22, 2006.
99.2                       Press Release issued November 22, 2006.